SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






       Date of Report (Date of earliest event reported): December 20, 2002
                                                         -----------------


                      BIOMETRICS SECURITY TECHNOLOGY, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                         0-22341               04-3089539
         --------                         -------               ----------
(State or other jurisdiction         (Commission File          (IRS Employer
      or incorporation)                   Number)           Identification No.)



             1900 Corporate Blvd., Suite 305W, Boca Raton, FL 33431
             ------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 241-9921
                                                   --------------


                                    AUG CORP.
                                    ---------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On December 20, 2002, Company effectuated a corporate name change, changing its name to BIOMETRICS SECURITY TECHNOLOGY, INC. The Board of Directors and the majority shareholder of the Company consented to the name change on December 4, 2002.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits:

         3.1      Certificate of Amendment














































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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AUG CORP.



                                       By: /s/Laurence S. Isaacson
                                           --------------------------------
                                           Laurence S. Isaacson, President


Dated:    December 20, 2002




































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